UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 8, 2007

Commission File No. 001-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

1100 Louisiana Street, Suite 1300

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 381-3636

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 8, 2007, William G. Manias gave a presentation to investors and analysts at the MLP Investor Conference regarding the businesses, growth strategies and recent financial performance of TEPPCO Partners, L.P. (“TEPPCO”). Mr. Manias is Vice President and Chief Financial Officer of Texas Eastern Products Pipeline Company, LLC, the general partner of TEPPCO. TEPPCO owns and operates one of the largest common carrier pipelines of refined petroleum products and liquefied petroleum gases in the United States; owns and operates petrochemical and natural gas liquid pipelines; is engaged in transportation, storage, gathering and marketing of crude oil; owns and operates natural gas gathering systems; and has ownership interests in Jonah Gas Gathering Company, Seaway Crude Pipeline Company and Centennial Pipeline LLC and an undivided ownership interest in the Basin Pipeline.

Unless the context requires otherwise, references to “we,” “our,” “TEPPCO,” “TPP,” or the “Partnership” within the presentation or this Current Report on Form 8-K shall mean TEPPCO and its consolidated subsidiaries.

The presentation contains various forward-looking statements. For a general discussion of such statements, please refer to Slides 2 and 3.

USE OF INDUSTRY TERMS AND OTHER ABBREVIATIONS IN PRESENTATION

As used within the investor presentation, the following industry terms and other abbreviations have the following meanings:

Bcf	Billion cubic feet
Bcf/d	Billion cubic feet per day
CAGR	Compound annual growth rate
EBITDA	Earnings before interest, taxes, depreciation and amortization
GAAP	Generally Accepted Accounting Principles
JV	Joint ventures of TEPPCO – generally refers to Seaway Crude Pipeline Company, Centennial Pipeline LLC and Jonah Gas Gathering Company
LPG	Liquefied petroleum gas
LTM	Last twelve months
MLP	Master limited partnership
MMB	Million barrels
MMcf/d	Million cubic feet per day
NGL	Natural gas liquids
S&P	Standard & Poor’s

USE OF NON-GAAP FINANCIAL MEASURES

Our presentation includes references to the non-generally accepted accounting principle (“non-GAAP”) financial measure of EBITDA. To the extent appropriate, this Current Report on Form 8-K provides reconciliations of this non-GAAP financial measure to its most directly comparable historical financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). EBITDA should not be considered as an alternative to net income or income from continuing operations, operating income, cash flows from operating activities or any other measure of financial performance calculated and presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA of other entities because other entities may not calculate EBITDA in the same manner as we do.

EBITDA

We define EBITDA as net income plus interest expense – net, deferred income tax expense, depreciation and amortization, and a pro-rata portion, based on our equity ownership, of the interest expense and depreciation and amortization of each of our joint ventures. We have included EBITDA as a supplemental disclosure because we believe EBITDA is used by our investors as a supplemental financial measure in the evaluation of our business. We believe EBITDA provides useful information regarding the performance of our assets without regard to financing methods, capital structures or historical costs basis. As a result, EBITDA provides investors with a helpful measure for comparing the operating performance of our assets with the performance of other companies that have different financing and capital structures. EBITDA multiples are also used by our investors in assisting in the valuation of our limited partners’ equity.

Reconciliations of our non-GAAP EBITDA amounts (as shown in the investor presentation) to their respective GAAP net income or operating income amounts are presented in Schedule A to this Current Report on Form 8-K.

Financial Schedule

The following table reconciles TEPPCO’s EBITDA to its net income for the years ended December 31, 2006, 2005, 2004, 2003 and 2002:

TEPPCO Partners, L.P.				Schedule A
EBITDA (in millions)
	Year Ended December 31,
	2006	2005	2004	2003	2002
Net Income	$202.1	$162.6	$138.5	$121.8	$114.7
Discontinued Operations	19.4	3.2	2.7	--	--
Net Income from continuing operations	182.7	159.4	135.8	121.8	114.7
Interest Expense – net	86.2	81.8	72.1	84.3	66.2
Deferred income tax expense	0.7	--	--	--	--
Depreciation & Amortization (D&A)	108.3	110.7	112.3	100.7	86.1
Amortization of excess investments in Joint Ventures (JV)	4.2	4.8	3.8	4.0	3.2
TEPPCO pro rata percentage of JV Interest Expense and D&A	30.6	23.2	22.1	19.8	11.7
EBITDA from continuing operations	412.7	379.9	346.1	330.6	281.9
Discontinued operations	19.4	3.2	2.7	--	--
D&A included in discontinued operations	0.1	0.6	0.6	--	--
Total EBITDA	$432.2	$383.7	$349.4	$330.6	$281.9

The following tables reconcile TEPPCO’s EBITDA by business segment to operating income by business segment for the years ended December 31, 2006, 2005, 2004, 2003 and 2002:

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2006
	Downstream	Midstream	Upstream	Intersegment Eliminations	TOTAL
Operating Income	$91.3	$65.5	$70.8	$2.2	$229.8
Depreciation & Amortization (D&A)	41.4	52.5	14.4	--	108.3
Interest income and other – net	1.5	0.7	0.8	--	3.0
Equity Earnings (Losses)	(8.0)	35.1	11.9	(2.2)	36.8
Amortization of excess investments in Joint Ventures (JV)	3.6	--	0.6	--	4.2
TEPPCO pro rata percentage of JV Interest Expense and D&A	16.0	8.0	6.6	--	30.6
EBITDA from continuing operations	145.8	161.8	105.1	--	412.7
Discontinued operations	--	19.4	--	--	19.4
D&A included in discontinued operations	--	0.1	--	--	0.1
Total EBITDA	$145.8	$181.3	$105.1	$--	$432.2

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2005
	Downstream	Midstream	Upstream	TOTAL
Operating Income	$88.1	$98.8	$33.2	$220.1
Depreciation & Amortization (D&A)	39.4	54.1	17.2	110.7
Interest income and other – net	0.8	0.2	0.1	1.1
Equity Earnings (Losses)	(3.0)	--	23.1	20.1
Amortization of excess investments in Joint Ventures (JV)	4.1	--	0.7	4.8
TEPPCO pro rata percentage of JV Interest Expense and D&A	16.2	--	6.9	23.1
EBITDA from continuing operations	145.6	153.1	81.2	379.9
Discontinued operations	--	3.2	--	3.2
D&A included in discontinued operations	--	0.6	--	0.6
Total EBITDA	$145.6	$156.9	$81.2	$383.7

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2004
	Downstream	Midstream	Upstream	TOTAL
Operating Income	$71.2	$80.9	$32.3	$184.4
Depreciation & Amortization (D&A)	43.2	56.0	13.1	112.3
Interest income and other – net	0.8	0.1	0.4	1.3
Equity Earnings (Losses)	(6.6)	--	28.7	22.1
Amortization of excess investments in Joint Ventures (JV)	3.2	--	0.7	3.9
TEPPCO pro rata percentage of JV Interest Expense and D&A	15.5	--	6.6	22.1
EBITDA from continuing operations	127.3	137.0	81.8	346.1
Discontinued operations	--	2.7	--	2.7
D&A included in discontinued operations	--	0.6	--	0.6
Total EBITDA	$127.3	$140.3	$81.8	$349.4

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2003
	Downstream	Midstream	Upstream	TOTAL
Operating Income	$83.7	$80.3	$28.4	$192.4
Depreciation & Amortization (D&A)	31.6	57.8	11.3	100.7
Interest income and other – net	0.3	0.3	0.2	0.8
Equity Earnings (Losses)	(7.4)	--	20.3	12.9
Amortization of excess investments in Joint Ventures (JV)	3.3	--	0.7	4.0
TEPPCO pro rata percentage of JV Interest Expense and D&A	13.3	--	6.5	19.8
EBITDA from continuing operations	124.8	138.4	67.4	330.6
Discontinued operations	--	--	--	--
D&A included in discontinued operations	--	--	--	--
Total EBITDA	$124.8	$138.4	$67.4	$330.6

TEPPCO Partners, L.P.
EBITDA (in millions)

	Year Ended December 31, 2002
	Downstream	Midstream	Upstream	TOTAL
Operating Income	$83.1	$60.7	$26.4	$170.2
Depreciation & Amortization (D&A)	30.2	44.7	11.2	86.1
Interest income and other – net	0.8	--	1.1	1.9
Equity Earnings (Losses)	(9.3)	--	18.1	8.8
Amortization of excess investments in Joint Ventures (JV)	2.5	--	0.7	3.2
TEPPCO pro rata percentage of JV Interest Expense and D&A	5.3	--	6.4	11.7
EBITDA from continuing operations	112.6	105.4	63.9	281.9
Discontinued operations	--	--	--	--
D&A included in discontinued operations	--	--	--	--
Total EBITDA	$112.6	$105.4	$63.9	$281.9

In accordance with General Instruction B.2 of Form 8-K, the information presented in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On March 1, 2007, TEPPCO completed the sale of its 50% interest in Mont Belvieu Storage Partners, L.P. (“MB Storage”) and other assets to Louis Dreyfus Energy Services L.P. for approximately $168 million, including approximately $10 million of cash distributions related to prior earnings. An October 2006 order and consent agreement with the Bureau of Competition of the Federal Trade Commission (“FTC”) required the divestiture, which was completed in accordance with terms and conditions approved by the FTC in February 2007. TEPPCO plans to use the proceeds from the transaction to fund its portion of the Jonah Gas Gathering System expansion and other recently announced organic growth projects.

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Except for the historical information contained herein, the matters discussed in this report, including, without limitation, those related to anticipated use of proceeds, are forward-looking statements that involve certain risks and uncertainties. These risks and uncertainties include, among other things, market conditions, governmental regulations and factors discussed in TEPPCO’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. TEPPCO has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit

Number	Description

99.1	Presentation by TEPPCO Partners, L.P. on March 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: March 8, 2007	/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and Chief Financial Officer